                                                                  EXECUTION COPY

                               Ormat Funding Corp.

                                  $190,000,000

                       8.25% Senior Secured Notes due 2020

                             Note Purchase Agreement

                                                                February 6, 2004

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         Ormat Funding Corp., a Delaware corporation (the "Company"), proposes to issue and sell to Lehman Brothers Inc. (the "Purchaser"), $190,000,000 in
aggregate principal amount of 8.25% Senior Secured Notes due 2020 (the "Notes")
on the terms and in the manner set forth herein. The Notes will initially be unconditionally guaranteed when issued on a senior secured basis (the
"Guarantees") by Brady Power Partners, a Nevada general partnership, Steamboat
Geothermal LLC, a Delaware limited liability company, Steamboat Development
Corp., a Utah corporation, OrMammoth Inc., a Delaware corporation, ORNI 1 LLC, a
Delaware limited liability company, ORNI 2 LLC, a Delaware limited liability company and ORNI 7 LLC, a Delaware limited liability company (each a "Guarantor"
and collectively, the "Guarantors"). In addition, the Company has agreed to cause Ormesa LLC, a Delaware limited liability company, to unconditionally guarantee the Notes on a senior secured basis on the Ormesa Support Date (as defined in the Offering Memorandum (defined below)). The Notes and the
Guarantees are referred to collectively herein as the "Securities."

         The Notes will initially be sold by the Company to the Purchaser without being registered under the Securities Act of 1933, as amended (the
"Securities Act"), in reliance on certain exemptions from registration. On the
Closing Date (as defined below), the Company and the Guarantors will enter into the Registration Rights Agreement (as defined below) providing the Holders of
Securities from time to time with the registration rights discussed below.

         The Securities are to be issued pursuant to an indenture among the
Company, the Guarantors and Union Bank of California, N.A., as trustee (the
"Trustee") dated as of February 13, 2004 (as amended, modified, supplemented and in effect from time to time, the "Indenture").

         The Purchaser is entitled to resell, subject to the conditions set forth herein, all of the Securities to subsequent investors at any time after the date of this Note Purchase Agreement (this "Agreement"). The Securities are to be offered and sold through the Purchaser to such subsequent investors without being registered under the Securities Act in reliance upon certain exemptions from registration. As used herein, (a) "Preliminary Offering
Memorandum" means the preliminary offering memorandum dated January 26, 2004, including the annexes thereto and the documents incorporated by reference therein, relating to both the Securities to be resold outside the United States pursuant to Regulation S under the Securities Act ("Regulation S") and the
Securities to be resold in the United States pursuant to Rule 144A ("Rule 144A")
under the Securities Act, (b) the "Offering Memorandum" means the offering memorandum dated February 6, 2004, including the annexes thereto and the documents incorporated by reference therein, relating to the foregoing, and (c)
the Preliminary Offering Memorandum and the Offering Memorandum, as either may be amended or supplemented prior to the Time of Delivery (as defined in Section
5(a) hereof), are referred to herein collectively as the "Offering Materials."

         The Notes are being issued by the Company and sold to the Purchaser for the purposes set forth in the Offering Materials including, without limitation, the acquisition of all of the outstanding Capital Stock of Steamboat Development
Corp. and the lessor portion of a lease related to the Steamboat 2/3 project
(the "Steamboat Acquisition") and (ii) the acquisition of OrMammoth Inc., which includes a 50% ownership interest in Mammoth-Pacific, L.P. The Company hereby agrees to cause Steamboat Development Corp. to become a party to this Agreement on the Closing Date with all of the rights and obligations of the Guarantors party to this Agreement on the date hereof. For purposes hereof, unless otherwise indicated, all references to the "Subsidiaries" shall include
Steamboat Development Corp. as if it was a Subsidiary of the Company on the date hereof.

         Capitalized terms used but not defined herein shall have the meanings assigned thereto under "Description of Notes" and "Description of Principal
Financing Documents" in the Offering Memorandum.

     1. Preliminary Offering Memorandum and Offering Memorandum. The Securities
will be offered and sold (or in the case of the Guarantees, issued) to the
Purchaser without registration under the Securities Act, in reliance on an exemption pursuant to Section 4(2) under the U.S. Securities Act of 1933, as amended (the "Securities Act"). The Company has prepared the Offering Materials, setting forth information regarding the Company, the Guarantors, the Securities and the Exchange Securities (as defined below). The Company hereby confirms that it has authorized the use of the Offering Materials in connection with the offering and resale of the Securities by the Purchaser.

         It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act,

the Notes (and all securities issued in exchange therefor or in substitution thereof) will bear the following legend (along with such other legends as required by the Indenture):

         "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED
         STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND
         MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)
         (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED
         INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE
         SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A
         QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS
         OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR
         RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN
         EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE
         144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL "ACCREDITED
         INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER
         THE SECURITIES ACT, IN A TRANSACTION EXEMPT FROM THE REGISTRATION
         REQUIREMENTS OF THE SECURITIES ACT, (5) IN ACCORDANCE WITH ANOTHER
         EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT
         (BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (6)
         PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES
         ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE
         STATES OF THE UNITED STATES."

         You have advised the Company that you will make offers (the "Exempt
Resales") of the Securities purchased by you hereunder on the terms set forth in the Offering Memorandum, solely to (i) persons whom you reasonably believe to be
"qualified institutional buyers" as defined in Rule 144A under the Securities
Act ("QIBs") and (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Securities Act. Those persons specified in clauses (i) and (ii) are referred to herein as the "Eligible
Purchasers"). You will offer the Securities to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the registration rights agreement in the form of Annex A hereto (the "Registration Rights Agreement"), among the Company, the Guarantors and the Purchaser, to be dated as of the Closing Date, for so long as such Securities constitute Transfer Restricted Securities (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights
Agreement, the Company and the Guarantors will agree to file with the U.S.
Securities and Exchange Commission (the "Commission") under the circumstances set forth therein (i) a registration statement under the Securities Act (the
"Exchange Offer Registration Statement") relating to the Company's 8.25% Senior
Secured Notes due 2020 (the "Exchange Notes") and the guarantees thereof (the
"Exchange Guarantees" and, together with the Exchange Notes, the

"Exchange Securities") to be offered in exchange for the Notes and the
Guarantees (such offer to exchange being referred to as the "Exchange Offer")
and (ii) a shelf registration statement pursuant to Rule 415 under the
Securities Act (the "Shelf Registration Statement" together with the Exchange
Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Securities and to use their commercially reasonable efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer.

     2. Representations, Warranties and Agreements.

         I. As of the date hereof, the Company and each of the Guarantors (other than Steamboat Development Corp., except with respect to any representation or warranty that speaks as of the Time of Delivery) jointly and severally, represent and warrant to the Purchaser, as follows:

               (a) Accurate Disclosure. The Offering Materials, including any amendments or supplements thereto issued by the Company, and the information required to be delivered to holders and prospective purchasers of the Securities on or prior to the Time of Delivery pursuant to the Indenture and in accordance with Rule 144A(d)(4) under the Securities Act do not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein
(as set forth in Section 9(a) hereof), (ii) the Independent Engineer's Report or excerpts therefrom (except as set forth in the next sentence), (iii) the
Geothermal Consultant's Report or excerpts therefrom (except as set forth in the next sentence), (iv) the projections referenced in 2(x) below. The factual information provided by the Company to Stone & Webster Consultants, Inc. (the
"Independent Engineer") for inclusion in the Independent Engineer's Report and to GeothermEx, Inc. (the "Geothermal Consultant") for inclusion in the
Geothermal Consultant's Report does not, as of the date hereof, and will not, as of the Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the factual information so provided, in the light of the circumstances under which they were made, not misleading.

               (b) Use of Offering Materials. The Offering Memorandum has been prepared by the Company for use by the Purchaser in connection with the Exempt
Resales. No order or decree prohibiting the use of the Offering Materials, or any order or decree asserting that the transactions contemplated by this
Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, the Guarantors or any person acting on their behalf, is contemplated.

               (c) Compliance with GAAP. The audited consolidated financial statements (including the related notes and supporting schedules, if any) of the
Company, Mammoth Pacific, L.P., Steamboat Development Corp., Ormesa Geothermal,
Ormesa Geothermal II, GEM Resources LLC and East Mesa Partners contained in the
Offering Materials have been prepared in conformity with GAAP and fairly present the financial condition, results of operations and cash flows of such entities as of and for the dates set forth therein. The pro forma financial statements contained in the Offering Materials have been prepared on a basis consistent with the historical financial statements contained in the Offering
Materials (except for the pro forma adjustments specified therein) and to the knowledge of the Company and the Guarantors, include all material adjustments to the historical financial statements required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Offering Materials.

               (d) Interim Financial Statements. The unaudited consolidated interim financial statements of each of the Company, Mammoth Pacific, L.P. and
Steamboat Development Corp. contained in the Offering Materials were prepared in conformity with GAAP on a basis consistent with each such entity's respective most recent audited financial statements so included and fairly present the financial condition, results of operations and cash flows of each entity as of and for the dates set forth therein.

               (e) Marketable Title; Absence of Liens. Except as disclosed in the Offering Materials, the Company and each of its Subsidiaries has, and, to the knowledge of the Company and the Guarantors, Mammoth-Pacific L.P. has, good and marketable title to all real properties and all other properties and assets respectively owned by it (collectively, the "Assets"), in each case free from all Liens other than Permitted Liens. Except as disclosed in the Offering
Materials, the Company and each of its Subsidiaries and, to the knowledge of the
Company and the Guarantors, Mammoth-Pacific L.P., holds any leased real or personal property (including without limitation, geothermal resources) under valid and enforceable leases (including without limitation, Geothermal Resource
Leases (as defined below)) and has rights of access and use under valid and enforceable easements, in the case of each lease and easement with no material exceptions. The Material Project Documents are valid and binding agreements enforceable by the Company, its Subsidiaries and Mammoth-Pacific, L.P., as
applicable, in accordance with their terms except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (f) Operation of Projects. (i) The material mechanical,
electrical and other operating systems on and in the Projects are in all material respects in good working order (ordinary wear and tear excepted) and repair and are adequate in all material respects for the operation of the
Projects by the Company and its Subsidiaries as described in the Offering
Memorandum; and

                   (ii) Except as described in the Offering Memorandum, the use of the Projects as described in the Offering Memorandum does not in any material respect depend on any variance, special exception or other local or municipal
Governmental Approval that has not been obtained by or for the benefit of the
Company, its Subsidiaries or Mammoth Pacific, L.P., as applicable, and all material building, construction, ownership, operation and maintenance, environmental, water and use related Governmental Approvals necessary for such use have been issued and are in full force and effect, except in the case of the
Galena Re-Powering and the Mammoth Project enhancement, such Governmental
Approvals that are required or expected to

be obtained prior to or in connection with the commencement of the Galena
Re-powering or the Mammoth Project enhancement, as the case may be.

              (g) Due Organization, etc. (i) Each of the Company and Ormat
Nevada Inc. has been duly organized, is validly existing and in good standing as a corporation under the laws of the State of Delaware;

                   (ii) The entities listed on Schedule B hereto will be all of the direct and indirect subsidiaries of the Company (the "Subsidiaries") at the
Time of Delivery. Each Subsidiary (other than Steamboat Development Corp.) has been duly organized, is validly existing and is in good standing as a corporation, limited liability company, or general partnership, as the case may be, under the laws of the States indicated on Schedule B hereto;
Mammoth-Pacific, L.P. has been duly organized, is validly existing and in good standing under the laws of the State of California; and; Steamboat Development
Corp., at the Time of Delivery, will have been duly organized, will be validly existing and will be in good standing as a corporation under the laws of the
State of Utah.

                   (iii) The Company, each of the Subsidiaries (other than
Steamboat Development Corp.), Mammoth-Pacific, L.P. and Ormat Nevada Inc. has
all requisite power and authority to own, lease and/or operate and maintain its properties and conduct its business as described in the Offering Materials and to execute, deliver and perform its obligations under, or as contemplated by, the Transaction Documents and Steamboat Development Corp., at the Time of
Delivery, will have all requisite power and authority to own, lease and/or operate its and maintain its properties and conduct its business as described in the Offering Materials and to execute, deliver and perform its obligations under, or as contemplated by, the Transaction Documents; and

                   (iv) The Company, each of the Subsidiaries (other than
Steamboat Development Corp.), Mammoth-Pacific, L.P. and Ormat Nevada Inc., is in
good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification; and Steamboat Development Corp., at the Time of Delivery, will be in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification; except, in each case, where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material
Adverse Effect.

               (h) ERISA. (i) The Company and each of the Subsidiaries are, and to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P. is, in
compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder to the extent that they relate to any Plan. None of the Company or any ERISA Affiliate,
and to the knowledge of the Company and the Guarantors, none of Mammoth-Pacific,
L.P. or any of its ERISA Affiliates, maintains or contributes to or has maintained or contributed to a Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA with respect to which any liability, including, without limitation, any contingent, potential or secondary liability, continues to exist. Neither the Company, any of the Subsidiaries nor
Mammoth-Pacific, L.P. is (A) an employee benefit plan or plan described in
Section 3(3) of ERISA or Section 4975 of the Code or an entity whose underlying assets include

"plan assets" by reason of any such employee benefit plan's or plan's investment in the Company, any Subsidiary or Mammoth-Pacific, L.P., as the case may be, or
(B) a "foreign person" as defined in Section 1445 of the Code; and

                   (ii) Assuming the Securities are initially resold by the
Purchaser in the manner contemplated by the Offering Memorandum, the issuance, purchase and sale, and holding by the Purchaser, of the Securities will not constitute a non-exempt "prohibited transaction" within the meaning of Section
406 of ERISA or Section 4975(c)(1) of the Code (or any violation of similar federal, state, local or non-U.S. law).

                   (iii) As used in this paragraph (h):

                         (A) "Code" means the Internal Revenue Code of 1986, as
               amended;

                         (B) "ERISA" means the Employee Retirement Income
               Security Act of 1974, as amended;

                         (C) "ERISA Affiliate" means any trade or business
               (whether or not incorporated) that is member of a group of which the Company, any Subsidiary or Mammoth-Pacific, L.P., as the case may be, is a member and which is treated as a single employer under Section 414 of the Code; and

                         (D) "Plan" means any "employee benefit plan" within the
               meaning of Section 3(3) of ERISA (1) which is maintained in whole or in part for current or former employees (or any beneficiary thereof) of the Company, a Subsidiary or Mammoth-Pacific, L.P.,
               as the case may be or (2) with respect to which the Company, any
               Subsidiary, Mammoth-Pacific, L.P., as the case may be, or any
               ERISA Affiliate could have a direct or indirect, actual or contingent liability; included (without limitation) in this category shall be any multiemployer plan (as defined in Section
               4001(a)(3) of ERISA) to which the Company, any Subsidiary,
               Mammoth-Pacific, L.P., as the case may be, or any ERISA Affiliate is making or has an obligation to make contributions, or has at the Time of Delivery (as defined in Section 5(a) hereof) any outstanding actual or contingent liability.

               (i) Business Activities. Except as described in the Offering
Memorandum, neither the Company, nor any of the Subsidiaries, have, and to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P. does not have, any direct or indirect equity ownership interest in any corporation, partnership, joint venture or other entity other than the Subsidiaries. The
Company and the Subsidiaries have not, and, to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P. has not, engaged in any business or activity other than as disclosed in the Offering Memorandum.

               (j) Capitalization. The capitalization of the Company and the
Subsidiaries, after giving effect to the offering of the Notes and the application of the proceeds therefrom, will be as set forth in the Offering
Memorandum; the issued and outstanding shares of Capital Stock of the Company and the Subsidiaries (other than Steamboat Development Corp.), as the case may be, have been duly and validly authorized and issued, are fully paid and nonassessable and are free from all Liens; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interest in the Company or the Subsidiaries (other than
Steamboat Development Corp.). As of the consummation of the Steamboat
Acquisition, the issued and outstanding shares of Capital Stock of Steamboat
Development Corp. will have been duly and validly authorized and issued, will be fully paid and nonassessable and will be free from all Liens; and there will be no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interest in Steamboat
Development Corp. All of the issued and outstanding Capital Stock of the Company is owned, free from all liens and encumbrances, by Ormat Nevada Inc.

               (k) Authorization and Enforceability of Transaction Documents.
(i) All action on the part of the Company and the Guarantors (other than
Steamboat Development Corp.) that is required for the authorization, execution, delivery and performance of this Agreement has been and, at or prior to the Time of Delivery, all action on the part of the Company, the Guarantors (including
Steamboat Development Corp.) and, Ormat Nevada Inc. that is required for the authorization, execution, delivery and performance of each other Transaction
Document (including this Agreement with respect to Steamboat Development Corp.)
and the Letter of Representations to The Depository Trust Company ("DTC")
relating to the eligibility of the Securities for inclusion in the DTC book-entry system (the "Letter of Representations"), in each case has been or will be duly and effectively taken, and, at or prior to the Time of Delivery, the execution, delivery and performance of each Transaction Document and the
Letter of Representations will not require the approval or consent of any holder or trustee of any debt or other obligations or securities of the Company, any
Guarantor or Ormat Nevada Inc. which will not have been obtained.

                   (ii) This Agreement has been (other than with respect to
Steamboat Development Corp.) and, at or prior to the Time of Delivery, each other Transaction Document to which the Company or any Guarantor is a party and the Letter of Representations has been or will be, duly executed and delivered by the Company and the Guarantors. Notwithstanding the foregoing, this Agreement will be duly executed and delivered by Steamboat Development Corp. on the
Closing Date. Each Transaction Document to which the Company, any Subsidiary or
Ormat Nevada Inc. is a party, other than this Agreement the Securities and the
Exchange Securities, will constitute, at the Time of Delivery, a legal, valid and binding obligation of the Company, each Subsidiary and Ormat Nevada Inc.
enforceable against the Company, each Subsidiary and Ormat Nevada Inc. in accordance with the terms hereof or thereof, except as such enforceability (i)
may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (l) Authorization and Enforceability of Securities. The
Securities and the Exchange Securities have been duly authorized (other than by
Steamboat Development Corp., which will authorize the Guarantees and the
Exchange Guarantees as of the Closing Date) and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement (in the case of the
Securities), the Registration Rights Agreement (in the case of the Exchange
Securities) and the

Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and the
Guarantors enforceable against the Company and the Guarantors in accordance with the terms thereof, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity
(regardless of whether enforceability is considered in a proceeding in equity or at law). The Securities, the Indenture and each of the other Financing Documents will conform in all material respects to the description thereof in the Offering
Memorandum, and the Securities will be entitled to the benefits provided by the
Indenture and each of the other Financing Documents.

               (m) Ranking. When the Securities are issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, and when the Exchange Securities, if issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement, each of the
Securities and the Exchange Securities (i) will rank pari passu without any preference among themselves and (ii) will constitute Senior Secured Obligations as defined in the Offering Memorandum.

               (n) Property Rights. The Geothermal Resources Leases (as defined below), leases, easements, licenses, rights of way and other rights possessed by the Company, the Subsidiaries and Mammoth-Pacific, L.P. provide the Company, the
Subsidiaries, as the case may be, and to the knowledge of the Company and the
Guarantors, Mammoth-Pacific, L.P., with all rights and property interests required to enable the Company, the Subsidiaries and Mammoth Pacific, L.P. to
obtain, in all material respects, all services, materials (including without limitation geothermal resources) or rights (including without limitation access rights and rights to extract and develop geothermal resources) required for the operation and maintenance of the Projects, as contemplated by the Offering
Memorandum including, without limitation, as contemplated in the Pro Forma
Projections (as defined below).

               (o) Defaults under Material Project Documents. (i) Neither the
Company nor any Subsidiary nor, to the knowledge of the Company and the
Guarantors, Mammoth-Pacific, L.P. or any other party to a Material Project
Document, is in default (and no event has occurred which with lapse of time or notice or action by a third party could result in a default) in any material respect in the performance of or compliance with any Material Project Document,
(ii) except as described in the Offering Materials each Material Project
Document is in full force and effect and (iii) to the knowledge of the Company, no Force Majeure event has occurred and is continuing under any Material Project
Document. Except as described in the Offering Materials each of the other
Project Documents described in the Offering Materials is in full force and effect.

               (p) Non-contravention. Neither the execution or delivery of this
Agreement, any other Financing Document, the Letter of Representations or any of
the transactions contemplated hereby or thereby nor the performance of or compliance with the terms and conditions hereof or thereof (i) contravenes in any material respect any Applicable Law, (ii) constitutes a default under or results in the violation of the provisions of the organizational documents of the Company, any Subsidiary or Mammoth-Pacific, L.P. (iii) results in the creation

or imposition of any Liens (other than Permitted Liens) on any assets or properties of the Company, any of the Subsidiaries or Mammoth-Pacific, L.P., or
(iv) constitutes a default under or results in the violation of any other material agreement, contract or instrument to which the Company, any of the
Subsidiaries or Mammoth-Pacific, L.P. is a party or by which they or any of their properties or assets are bound.

               (q) Governmental Approvals. (i) Other than as set forth in the
Offering Memorandum, the Company, each of the Subsidiaries, the Projects, and to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P. is in
compliance in all material respects with all Governmental Approvals applicable to the Company, the Subsidiaries, the Projects and, Mammoth-Pacific, L.P., as
the case may be.

                   (ii) All Governmental Approvals which are required to be
obtained in connection with (i) the ownership, construction, operation and maintenance of the Projects as described in the Offering Materials and (ii) the issuance and sale of the Securities and the execution, delivery and performance by the Company and the Subsidiaries of the Transaction Documents have been or will be at the Time of Delivery duly obtained, were or will be at the Time of
Delivery validly issued and are or will be at the Time of Delivery in full force and effect, final, not subject to appeal (and all applicable statutory appeal periods have or will have at the Time of Delivery expired, except for
Governmental Approvals which do not have statutory limits on appeal periods), held in the name of the Company, such Subsidiary or Mammoth-Pacific, L.P., as the case may be, or other appropriate party and free from conditions which the
Company or such Subsidiary, as the case may be, does not reasonably expect either it or such other appropriate party, as applicable, will be able to satisfy, except (A) as set forth on Part I of Annex C or in the Offering
Memorandum, (B) those which are not required to be obtained as of the date hereof or as of the Time of Delivery and can only be obtained at a later time are listed on Part II of Annex C or in the Offering Memorandum or (C) such as may be required under state securities or blue sky laws of the various states in the United States. There are no proceedings pending, with respect to the
Company, the Subsidiaries, or to the knowledge of the Company and the
Guarantors, Mammoth-Pacific, L.P., that may result in a rescission, termination, modification, or suspension of any Governmental Approval of the Company, any
Subsidiary or Mammoth-Pacific, L.P. The Company and the Guarantors have no reason to believe that any Governmental Approvals not required to have been obtained on the date hereof or as of the Time of Delivery (or amendments, renewals or reissuance of any Governmental Approvals required after the date hereof) will not be obtained by the Company, the relevant Subsidiary or
Mammoth-Pacific, L.P., as the case may be on or before the date such
Governmental Approval, amendment, renewal or reissuance is required.

               (r) Legal and other Proceedings. Other than as set forth in the
Offering Memorandum, there is no material legal or governmental action, suit, proceeding or investigation pending before any Governmental Authority to which the Company, any Subsidiary, or to the knowledge of the Company and the
Guarantors, Mammoth-Pacific, L.P., is a party or to which any property of the
Company, any Subsidiary, or to the knowledge of the Company and the Guarantors,
Mammoth-Pacific, L.P., is subject or affecting the Company, any Subsidiary,
Mammoth-Pacific, L.P. or their respective properties.

                                       10

               (s) Taxes. The Company and the Subsidiaries have, and to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P., has filed all material federal, state, local and foreign tax returns that are required to be filed and have paid all material taxes required to be paid and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings.

               (t) Insurance. The Company and the Subsidiaries have, and to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P., has in full force and effect, insurance with reputable insurers covering the Projects and their other assets, properties, operations, personnel and businesses against such losses, damage, risks and hazards as are consistent with customary industry practice to protect the Company, the Subsidiaries, Mammoth-Pacific, L.P. and
their respective businesses.

               (u) Compliance with Laws; Environmental Laws. Except as set forth in the Offering Memorandum, (i) each of the Company, the Subsidiaries and, to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P., are in
compliance in all material respects with all Applicable Laws, (ii) the Company, the Subsidiaries (and their affiliates acting on their behalf), the Projects and, to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P.,
are in compliance in all material respects with all applicable Environmental
Laws; (iii) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of non-compliance or violation, investigations or proceedings relating to any Environmental Law against the Company, the
Subsidiaries, the Projects, or to the knowledge of the Company, Mammoth-Pacific,
L.P., and (iv) there are no conditions, events or circumstances that may reasonably be expected to form the basis of an order for clean-up or remedial action or any action, investigation, claim, suit, or proceeding by a private party or government body or agency, against or affecting the Company, the
Subsidiaries, the Projects, or to the knowledge of the Company, Mammoth-Pacific,
L.P., relating to Hazardous Substances or Environmental Laws. For purposes of this subsection (y),"Environmental Law" means any national, regional or local law, statute, ordinance, rule, regulation, code, principle of common law, license, permit, authorization, approval, consent, order, judgment, decree, injunction, requirement or agreement with any Governmental Authority relating to the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety, including, without limitation, statutes, regulations, and rules of common law regulating or imposing liability or standards of conduct with respect to (A)
emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances or wastes into the environment, or (B) the exposure to, or use, storage, recycling, treatment, generation, manufacturing, transportation, processing, handling, labeling, production, release or disposal of any Hazardous Substances, in each case as amended and as now in effect; and "Hazardous Substance" means any substance presently or hereafter listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated under any
Environmental Law, including asbestos containing materials.

               (v) Intellectual Property. To the Company's and the Guarantors'
knowledge, the Company, the Subsidiaries and Mammoth-Pacific, L.P., own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how,

                                       11

patents, copyrights, confidential information and other intellectual property
(collectively, "intellectual property rights") necessary to operate the Projects as contemplated by the Offering Memorandum, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights.

               (w) Investment Company Act. The Company, the Subsidiaries and, to
the knowledge of the Company, Mammoth-Pacific L.P. are not and, after giving effect to the offering and sale of the Securities, neither the Company, any
Subsidiary nor, to the knowledge of the Company, Mammoth-Pacific, L.P. will be, an "investment company," or an entity "controlled" by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the
"Investment Company Act").

               (x) Projections. The financial projections and other projected financial and operating data relating to the Company, the Subsidiaries,
Mammoth-Pacific, L.P. and the Projects contained in the Offering Memorandum
(including, without limitation, in the Independent Engineer's Report and the
Geothermal Consultant's Report) (i) are, in the judgment of the Company and the
Guarantors as to the matters covered thereby, reasonable as of their date, and
(ii) are based on assumptions that the Company and the Guarantors consider reasonable as to all factual and legal matters material to the estimates therein, all of which assumptions, to the extent material, are fairly disclosed in the Offering Memorandum and (iii) are in all material respects consistent with the provisions of the Transaction Documents. To the knowledge of the
Company and the Guarantors, none of the information forming the basis of such projections and assumptions has changed since they were originally prepared so as to materially affect such projections and assumptions.

               (y) Rule 144A/Regulation S. (i) The Securities are eligible for resale pursuant to Rule 144A and when the Securities are issued and delivered pursuant to the Indenture and this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A) as securities which are listed on a national securities exchange registered under Section 6 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act") or quoted in a U.S.
automated inter-dealer quotation system.

                   (ii) None of the Company or any of its Affiliates, nor any
person acting on its or their behalf (x) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person
(as such terms are defined in Regulation S under the Securities Act) the
Securities or any security of the same class or series as the Securities or (y)
has offered or will offer or sell the Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The
Company, its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of
Regulation S. Neither the Company nor any of its Affiliates have entered and neither the Company nor any of its Affiliates will enter into any contractual arrangement with respect to the distribution of the Securities except for this
Agreement.

                                       12

                   (iii) The proceeds to the Company from the offering of the
Securities will not be used to purchase or carry any security in any manner which would violate Regulations T, U or X of the Federal Reserve Board.

               (z) Securities Act Registration. Subject to compliance by the
Purchaser with the representations, warranties and agreements set forth in
Section 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser (and in connection with the original resale of the Securities by the Purchaser) in the manner contemplated by this
Agreement and the Offering Materials to register the Securities under the
Securities Act or to qualify the Indenture under the Trust Indenture Act of
1939.

               (aa) Brokerage Commissions. Except as disclosed in the Offering
Materials, there are no contracts, agreements or understandings between the
Company or any Affiliate of the Company and any other person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder's fee or other like payment in connection with the issuance, sale or delivery of the Notes.

               (bb) Bank Accounts. At the Time of Delivery the Company and the
Subsidiaries will not have any bank accounts, except as expressly contemplated in the Offering Memorandum.

               (cc) Abandonment. The Company, the Subsidiaries and, to the
knowledge of the Company, Mammoth-Pacific, L.P. have not abandoned (and do not intend to abandon) any of the Projects or any Plant.

               (dd) Project Documents. All of the Project Documents described in the Offering Materials and previously provided to the Purchaser are true, complete and correct copies in all material respects.

               (ee) Solvency. After giving effect to the issuance of the
Securities by the Company and the Guarantors, the use of proceeds therefrom and the performance by the Company and the Guarantors of their respective obligations pursuant to the Transaction Documents, the sum of the Assets, at a
fair valuation, of each of the Company and the Subsidiaries, taken as a whole, will exceed their respective debts and the Company and the Guarantors will not have incurred (as a result of the issuance of the Securities and the assumption of their obligations pursuant to the Transaction Documents) and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature.

               (ff) Labor Matters. Neither the Company, any Subsidiary nor
Mammoth-Pacific, L.P. has any employees. No labor dispute exists with the employees of Ormat Nevada, Inc. that provide services to the Projects that would result in a Material Adverse Effect.

               (gg) Collateral. The Company and the Guarantors have delivered or, at the Time of Delivery, will deliver to the Collateral Agent all Collateral which, pursuant to Applicable Law, must be delivered to the Collateral Agent in order to perfect the security interest therein as a first priority Lien
(including, without limitation, any letters of credit or bonds for which the
Company or a Guarantor is the beneficiary).

                                       13

               (hh) Security Documents. The Security Documents create valid first priority liens on and/or security interests in all of the Collateral in favor of the Secured Parties, subject only to Permitted Liens of the type described in clauses (b), (c), (d), (e), and (g) of the definition thereof.

               (ii) Absence of Defaults. No condition exists nor would any such condition exist at the Time of Delivery which would constitute a Default or an
Event of Default under the Indenture or a default or event of default (however defined) pursuant to any of the other Financing Documents.

               (jj) Registration Statements. Other than the Registration Rights
Agreement, there are no contracts, agreements or understandings between the
Company, any Subsidiary or, to the knowledge of the Company and the Guarantors,
Mammoth-Pacific, L.P., on the one hand, and any person, on the other hand, granting such person the right to require the Company, any Subsidiary or
Mammoth-Pacific, L.P., as the case may be, to file a registration statement under the Securities Act with respect to any securities of the Company, any
Subsidiary or Mammoth-Pacific, L.P owned or to be owned by such person or to require the Company or any Guarantor to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company, any Subsidiary or Mammoth-Pacific, L.P. under the Securities
Act.

               (kk) Material Adverse Effect. Neither the Company, any Subsidiary
nor, to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P.,
has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or that would not result in a Material Adverse Effect; and, since such date other than in connection with the Offering and the application of the proceeds therefrom, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, stockholder's equity, results of operations or business of the Company, the Subsidiaries and Mammoth-Pacific, L.P., taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum.

               (ll) Independent Public Accounts. PricewaterhouseCoopers LLP,
Deloitte & Touche LLP and Robison, Hill & Co., who have certified certain financial statements of the Company, certain of the Subsidiaries or
Mammoth-Pacific, L.P., as applicable, whose reports appear in the Offering
Memorandum and who have delivered the initial letters referred to in Section
8(d) hereof concurrently with the execution and delivery of this Agreement, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations") and were independent accountants as required by the Securities Act and the Rules and
Regulations during the periods covered by the financial statements on which they reported that are contained in the Offering Memorandum.

               (mm) Liabilities. Since the date as of which information is given in the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company, any
Subsidiary nor, to the

                                       14

knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P. has (i)
issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (nn) Books and Records. Each of the Company, the Subsidiaries
and, to the knowledge of the Company and the Guarantors, Mammoth-Pacific, L.P.
(i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (oo) FERC. Each of the Projects is a Qualifying Facility that is eligible for the regulatory exemptions from the FPA, certain state laws and regulations, and PUHCA set forth in 18 C.F.R. Section 292, Subpart F.

               (pp) Subordinated Credit Agreement. The Subordinated Credit
Agreement between Ormat Nevada, Inc. and the Company has been duly authorized and executed by the Company and Ormat Nevada Inc. and constitutes Subordinated
Debt for purposes of the Indenture.

     3. Agreements to Sell and Purchase. On the basis of the representations, warranties and agreements of the Purchaser set forth herein and subject to the terms and conditions set forth herein, the Company agrees to issue and to sell to the Purchaser, and the Purchaser agrees to purchase, $190,000,000 aggregate principal amount of Notes, at the prices set forth on such Schedule A.

     4. Representations, Warranties and Agreements of the Purchaser. The
Purchaser acknowledges that the Securities have not been registered under the
Securities Act and represents, warrants and agrees that it will offer the
Securities for sale only upon the terms and conditions set forth in this
Agreement and the Offering Memorandum and in all cases pursuant to transactions exempt from registration under the Securities Act. The Purchaser further represents and warrants to, and agrees with, the Company and the Guarantors that:

               (a) It (i) is a "qualified institutional buyer" within the meaning of Rule 144A ("QIB") with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; (ii) is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act.

               (b) It will offer and sell the Securities only to (i) persons whom it reasonably believes are QIBs within the meaning of Rule 144A or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Purchaser that each such account is a QIB to whom such notice

                                       15

has been given that such sale or delivery is being made in reliance on Rule
144A, in each case in transactions meeting the requirements of Rule 144A; or
(ii) persons whom it reasonably believes, at the time any buy order for
Securities was or is originated, were or are outside the United States and were or are not U.S. persons (and were or are not purchasing for the account or benefit of a U.S. person) within the meaning of Regulation S ("U.S. Persons").
Notwithstanding the foregoing, following the sale of the Securities by such
Purchaser to subsequent purchasers in accordance with the provisions of this
Agreement and the Offering Memorandum, the Purchaser shall not be liable or responsible to the Company or the Guarantors for any losses, damages or liabilities suffered or incurred by the Company or the Guarantors, including any losses, damages, or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Securities by any subsequent purchaser.

               (c) No action has been or will be taken by the Purchaser in any jurisdiction that would permit or constitute a public offering of the Securities in any such jurisdiction; and the Purchaser has not offered or sold and it will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c)
under Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; provided that it is understood and agreed that the Purchaser is permitted to place, at its cost and expense, a tombstone advertisement with respect to the resale of the
Securities in accordance with the rules of the SEC following the later of the
Time of Delivery or the consummation of the resale of all of the Securities purchased hereunder.

               (d) The Purchaser represents that, with respect to any offer or sale made by the Purchaser in reliance on Regulation S, neither the Purchaser nor any of its Affiliates nor any employees or representatives acting on its behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that any advertisement undertaken by the Purchaser will comply with Rule 902(c)(3) of Regulation S. The Purchaser agrees that, at or prior to confirmation of any sale of Securities made in reliance on Regulation
S, the Purchaser will send to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may
                  not be offered or sold within the United States or to, or for the account or benefit of U.S. Persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S
                  (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this subsection (c) which are defined in Regulation S have the meanings given to them therein.

                                       16

               (e) It, and each of its Affiliates, have not offered or sold and, during the period of six months from the date hereof, will not offer or sell any
Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public
Offers of Securities Regulations 1995 (the "Regulations").

               (f) It, and each of its Affiliates, have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the
"FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to it.

               (g) It, and each of its Affiliates, have complied with and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from, or otherwise involving the United
Kingdom.

               (h) It, and each of its Affiliates, will not offer or sell directly or indirectly the Securities, and it will not distribute, publish or make available the Offering Materials in or from any jurisdiction except in compliance with any applicable rules and regulations of any such jurisdiction.

               The Purchaser understands that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Purchaser pursuant to
Sections 8(a) hereof, counsel to the Company and counsel to the Purchaser, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Purchaser hereby consents to such reliance.

     5. Delivery and Payment. (a) Notes will be issued in registered form in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The
Notes sold in reliance on Rule 144A or Regulation S will initially be represented by two or more global notes in registered form without coupons attached (collectively, the "Global Note(s)"). Each Global Note relating to the
Notes offered and sold pursuant to Regulation S will be authenticated by the
Trustee and deposited with the Trustee, as custodian for DTC as common depositary (the "Common Depositary") for the respective accounts of Euroclear
Bank, S.A./N.V., as operator of the Euroclear System ("Euroclear"), and
Clearstream, Luxembourg Banking Societe Anonyme ("Clearstream"), at the Time of
Delivery. Each Global Note relating to the Notes offered and sold pursuant to
Rule 144A will be authenticated by the Trustee and deposited with the Trustee, as custodian for DTC (the "U.S. Custodian") at the Time of Delivery. The Global
Notes and interests therein will be held in book-entry form and will not be exchangeable for certificated Notes except under certain limited circumstances described in the Offering Memorandum. In such cases, certificated Notes will be available in registered form only without interest coupons. Euroclear,
Clearstream or DTC, as the case may be, will credit the account of each subscriber or participant with the principal amount of Notes being subscribed for by such subscriber or by or through such participant. The Common Depositary and the U.S. Custodian are collectively referred to herein as the
"Depositaries". Notes purchased hereunder shall be delivered by or on behalf of the Company to each Purchaser through the facilities of the Depositaries in definitive form for the account of such Purchaser, against payment by or on

                                       17

behalf of each Purchaser of the purchase price therefor by wire transfer of
United States dollars in immediately available funds to the Trustee under the
Indenture. The Company will cause the certificates representing the Notes to be made available for inspection by the Purchaser at least twenty-four hours' prior to the Time of Delivery at the Closing Location (defined below). The time and date of such delivery and payment shall be 10:00 a.m., New York time, on
February 13, 2004, or such other time and date not later than five business days after such date as the Purchaser and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

               (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including any additional documents requested by the Purchaser pursuant to Section 8(u) hereof, will be delivered at such time and date at the offices of Milbank, Tweed, Hadley
& McCloy LLP, New York, New York (the "Closing Location"), and the Notes will be delivered to the offices of the U.S. Custodian, all at the Time of Delivery. A
meeting will be held at the Closing Location at 10:00 a.m., on the New York
Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section
5, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

               (c) Beneficial interests in each Global Note will be shown on, and transfers thereof will be effected only through, the book entry records maintained by DTC and its direct and indirect participants.

     6. Additional Agreements of the Company and the Guarantors. The Company and
the Guarantors agree with each Purchaser:

               (a) Not to amend or supplement the Offering Memorandum at any time unless the Purchaser shall previously have been advised thereof and shall not reasonably have objected thereto after being furnished a copy thereof.

               (b) Promptly from time to time to take such action as the
Purchaser may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Purchaser may reasonably request and to maintain such qualification in effect in such jurisdictions for as long as may be necessary to complete the initial distribution by the
Purchaser of the Securities, provided that in connection therewith the Company and the Guarantors shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which they are not otherwise so subject.

               (c) To furnish the Purchaser with as many copies of the Offering
Memorandum and each amendment or supplement thereto as the Purchaser may from time to time reasonably request.

               (d) If at any time prior to completion of the initial
distribution of the Securities (i) any event shall have occurred as a result of which, in the reasonable opinion of

                                       18

counsel to the Company or to the Purchaser, the Offering Memorandum as then existing, amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or (ii) for any other reason, in the reasonable opinion of the Purchaser it shall be necessary during such same period to amend or supplement the Offering Memorandum, then to notify the Purchaser promptly, and upon the Purchaser's request to prepare and furnish as many copies as the Purchaser may reasonably request of an amended
Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such necessary amendments or supplements and in form and substance satisfactory in the reasonable opinion of counsel for the Purchaser. Neither the Purchaser's consent to, nor the
Purchaser's delivery of, any such amendment or supplement prior to the Time of
Delivery shall constitute a waiver of any of the conditions set forth in Section
8 hereof.

               (e) Not to offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, at any time prior to the Time of Delivery, or for a period of 180 days thereafter, any securities of the Company or the
Subsidiaries that are substantially similar to the Securities, or any securities of the Company or the Guarantors convertible into or exchangeable for securities issued or guaranteed by the Company or any of the Guarantors substantially similar to the Securities, except (i) in exchange for the Exchange Notes in connection with the Exchange Offer or (ii) with the prior consent of the
Purchaser.

               (f) To furnish, or cause to be furnished to the Purchaser (i)
until distribution of the Securities has been completed (as notified to the
Company by the Purchaser), (i) prompt notice of any event or other change known to the Company or the Guarantors that, in each case, would result in the
Offering Memorandum or any amendments or supplements thereto containing an untrue statement of a material fact or omitting to state any material fact necessary to make the statements contained therein, in the light of circumstances under which they were made, not misleading and (ii) such other information concerning the business and condition (financial or otherwise) of the Company or the Guarantors as the Purchaser may from time to time reasonably request in writing.

               (g) To furnish at its expense, upon request, to holders and beneficial owners of the Securities, prospective purchasers of the Securities and to securities analysts, information satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act, unless at such time the
Company and the Guarantors are subject to and in compliance with Section 13 or
15(d) of the Exchange Act.

               (h) For a period of five years from the Time of Delivery, to furnish to the Purchaser, as soon as reasonably available, copies of all audited financial statements, quarterly financial information and such other documents, reports and information as shall be furnished by the Company and the Guarantors to the Trustee, the holders of the Securities or, after any initial public offering of any of their equity securities, the Company's and the Guarantors'
shareholders or members, as the case may be, or such other information as the
Purchaser may reasonably request in writing.

                                       19

               (i) During the period of two years after the Time of Delivery not to, and not to permit any of its affiliates (as defined in Rule 144 under the
Securities Act) to, resell the Securities which have been reacquired by any of them, as beneficial owner or otherwise, and which constitute "restricted securities" under Rule 144 under the Securities Act otherwise than outside the
United States in accordance with Regulation S.

               (j) Not to offer or sell any security that will be integrated with and negatively affect the status of the offer and sale of the Securities in the United States as contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act.

               (k) To use the net proceeds received by it from the sale of the
Securities pursuant to this Agreement in the manner specified in the Offering
Memorandum under the caption "Use of Proceeds".

               (l) During the period of two years after the Time of Delivery, not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
Section 8 of the Investment Company Act.

               (m) In connection with the offering, until the Purchaser shall have notified the Company of the completion of the resale of the Securities, not to, and not to permit any of its affiliates (as defined in Rule 144 under the
Securities Act) to, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Securities or attempt to induce any person to purchase any
Securities; and none of the Company, the Guarantors or any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities. The Purchaser shall notify the Company promptly after the consummation of the resale of the
Securities.

               (n) Except as stated in this Agreement and in the Offering
Materials, neither the Company, any of the Guarantors nor any of their respective Affiliates has taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any Security of the
Company or any of the Guarantors to facilitate the sale or resale of the
Securities. Except as permitted by the Act, neither the Company nor any of the
Guarantors will distribute any offering material in connection with the Exempt
Resales.

               (o) The Company and the Guarantors will use their commercially reasonable efforts to permit the Securities to be designated Portal MarketSM
("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in
PORTAL and to permit the Securities to be eligible for clearance and settlement through DTC.

               (p) In connection with the offering of the Securities, until the
Purchaser shall have notified the Company of the completion of the resale of the
Securities, not to, and to use its commercially reasonable efforts to cause its controlled Affiliates not to, either alone or with one or more other persons, offer or sell the Securities in the United States (i) by means of any form of general solicitation or general advertising within the meaning of Rule 502(c)
under the Securities

                                       20

Act or (ii) with respect to any such securities sold in reliance on Rule 903 under the Securities Act, by means of any directed selling effort within the meaning of Rule 902 or otherwise in violation of the offering restriction requirements of Regulation S under the Securities Act.

     7. Remuneration, Fees and Expenses. The Company and the Guarantors covenant and agree with the Purchaser to pay or cause to be paid the following, regardless of whether or not the sale of Securities provided for herein is consummated or this Agreement becomes effective or is terminated: (i) the reasonable fees, disbursements and expenses of the Purchaser's, the Company's and Guarantors' counsel and accountants in connection with the offering of the
Securities and all other expenses in connection with the preparation and printing of the Offering Materials and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser; (ii) all reasonable out-of-pocket expenses incurred in producing this Agreement, the
Indenture, the Registration Rights Agreement and the other Transaction
Documents, blue sky memoranda and closing documents; (iii) the cost of preparing certificates for the Securities; (iv) the reasonable expenses of the Trustee, the Collateral Agent, the Depositary and any paying agent and any agent of any thereof and the reasonable fees and disbursements of counsel for the same; (v)
all costs, expenses and registration or filing fees incurred in connection with the qualifications of the Securities for offer and sale under the securities laws of the several states of the United States as the Purchaser may reasonably request pursuant to Section 6(b) hereof (including, the reasonable fees and disbursements of one counsel to the Purchaser relating to such qualifications up to a maximum of $10,000); (vi) all reasonable out-of-pocket expenses incurred by the Purchaser with respect to the "road show" including expenses relating to slide production, Bloomberg taping and travel; (vii) all other reasonable out-of-pocket expenses incurred by the Purchaser in connection with the transactions contemplated in this Agreement (other than expenses paid to
Marathon Capital Markets, Inc.); (viii) all reasonable fees, disbursements and expenses of the Independent Engineer, the Insurance Consultant and the
Geothermal Consultant and any other independent technical consultant, independent market consultant, or other third-party consultants who have prepared reports, in connection with the transactions contemplated in this
Agreement; (ix) any withholding, transfer, stamp or other similar tax of the federal government of the United States or any state government of the United
States asserted against the Purchaser by reason of the execution and delivery of this Agreement, the purchase and sale of the Securities pursuant to this
Agreement, or the offer or sale of Notes by the Purchaser to subsequent purchasers as contemplated hereby; (x) all fees and expenses in connection with approval of the Notes by DTC for "book-entry" transfer; and (xi) the application for quotation of the Securities in PORTAL.

     8. Conditions Precedent of the Purchaser's Obligations. The obligations of the Purchaser hereunder shall be subject, in its discretion, to the condition that all representations and warranties of the Company and the Guarantors herein, and any certificates provided by the Company and the Guarantors to the
Purchaser pursuant to this Agreement are, at and as of the date hereof and the
Time of Delivery, true and correct, to the condition that the Company and the
Guarantors shall have performed in all material respects all of their obligations hereunder theretofore to be performed, and to the following additional conditions precedent:

               (a) The Purchaser shall have received the favorable opinions dated the Time of Delivery, in each case in form and substance reasonably satisfactory to the Purchaser and counsel to the Purchaser, of:

                                       21

                   (i) Latham & Watkins LLP, special counsel for the Company the
               Guarantors, Ormat Nevada and Ormat Technologies, Inc.;

                   (ii) Latham & Watkins LLP, special California permitting,
               environmental and federal regulatory counsel for the Company and the Guarantors;

                   (iii) Hale Lane, Nevada counsel for the Company, the
               Guarantors, Ormat Nevada and Ormat Technologies, Inc.;

                   (iv) Hale Lane, special Nevada permitting counsel for the
               Company and the Guarantors

                   (v) Pike & Smith, local Utah counsel for Steamboat
               Development;

                   (vi) Seed, Mackall & Cole, special counsel for the Trustee,
               Collateral Agent and Depositary; and

                   (vii) Milbank, Tweed, Hadley & McCloy LLP, counsel for the
               Purchaser.

               The opinions described above shall be rendered to the Purchaser at the request of the Company and the Guarantors and shall so state therein.

               (b) Since the dates as of which information is given in the
Offering Memorandum (exclusive of any amendment thereto), neither the Company, the Subsidiaries, Mammoth-Pacific, L.P. nor any of their respective Affiliates that are parties to Material Project Documents shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or the subject of any litigation, which is materially adverse to the Company, the
Subsidiaries or Mammoth-Pacific, L.P., nor shall there have been a material adverse change in the condition (financial or otherwise), results of operations, business or prospects, of the Company, the Subsidiaries or Mammoth-Pacific,
L.P., regardless of whether arising in the ordinary course of business, which loss, litigation or change, in the judgment of the Purchaser, shall render it impractical or inadvisable to proceed with the payment for and delivery of the
Securities.

               (c) Until the Time of Delivery, none of the following shall have occurred (i) the Company or any Guarantor shall have failed, refused or been unable, at or prior to the Time of Delivery, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Purchaser's obligation hereunder is not fulfilled, (iii) there shall have been a suspension or limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or NASDAQ or any setting of minimum or maximum prices for trading thereon or there shall have been a material disruption in the settlement of securities which, in the judgment of the Purchaser, make it inadvisable or impractical to proceed with the offering or delivery of the
Securities, or a banking moratorium is declared by either federal or New York state authorities, (iv) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or an act of terrorism shall have occurred which, in the

                                       22

judgment of the Purchaser, make it inadvisable or impracticable to proceed with the offering or delivery of the Securities or (v) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United
States shall be such, as to, in the judgment of the Purchaser, make it inadvisable or impracticable to proceed with the offering or delivery of the
Securities. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company, the Guarantors or the
Purchaser, except as otherwise provided in Sections 7 and 9 hereof.

               (d) Each of PricewaterhouseCoopers LLP, Deloitte & Touche LLP and
Robison, Hill & Co. concurrently with the execution and delivery of this
Agreement, shall have furnished to the Purchaser a letter (the "Initial
Letters"), dated the date hereof, addressed to the Purchaser and in form and substance reasonably satisfactory to the Purchaser (x) confirming that they are independent certified public accountants with respect to the Company, the
Subsidiaries or Mammoth-Pacific, L.P., as the case may be, within the meaning of
Rule 101 of the Rules of Conduct of the American Institute of Certified Public
Accountants and (y) reporting on certain financial information relating to the
Company, the Subsidiaries or Mammoth-Pacific, L.P., as the case may be, included in the Offering Materials; provided that the Purchaser shall provide
PricewaterhouseCoopers LLP, Deloitte & Touche LLP and Robison, Hill & Co. with such representations as may be recommended by Statement of Financial Accounting
Standards No. 72 and as may be reasonably acceptable to the Purchaser. In addition, the Company, the relevant Subsidiaries and Mammoth-Pacific, L.P. shall have furnished to the Purchaser, letters (the "Bring Down Letters") of each of
PricewaterhouseCoopers LLP, Deloitte & Touche LLP and Robison, Hill & Co.
addressed to the Purchaser and dated the Time of Delivery confirming in all material respects the conclusions and findings set forth in the Initial Letters.

               (e) The Company and each Guarantor shall have furnished or caused to be furnished to the Purchaser at the Time of Delivery a certificate, dated the Time of Delivery, of (A) the Chief Executive Officer or any Vice President
and (B) the principal financial or accounting officer in which such officers shall state that (i) the representations and warranties of the Company and each
Guarantor in this Agreement and each of the other Transaction Documents are true and correct in all material respects at and as of the Time of Delivery, (ii)
that the Company and each Guarantor has complied in all material respects with all agreements and has satisfied all conditions on its part to be performed or satisfied hereunder and under each of the other Transaction Documents at or prior to the Time of Delivery (iii) no default or event of default has occurred and is continuing hereunder or under any of the other Transaction Document and
(iv) subsequent to the respective dates as of which information is given in the
Offering Memorandum, there has been no material adverse change in the condition
(financial or other), business, properties or results of operations of the
Company, any Subsidiary or Mammoth-Pacific, L.P.

               (f) The Independent Engineer shall have consented to the
references to it in the Offering Memorandum and the Exchange Offer Registration
Statement and the use of the Independent Engineer's Report prepared by the
Independent Engineer and contained in Annex A to the Offering Memorandum and the
Geothermal Consultant shall have consented to the references to it in the
Offering Memorandum and the Exchange Offer Registration Statement and the use of
the Geothermal Consultant's Report prepared by the Geothermal Consultant and

                                       23

contained in Annex B to the Offering Memorandum; and since the date of the
Independent Engineer's Report and the Geothermal Consultant's Report, no event affecting the Independent Engineer's Report, the Geothermal Consultant's Report
or the respective matters referred to therein shall have occurred (i) which shall make untrue or incorrect in any material respect, as of the Time of
Delivery, any information or statement contained in the Independent Engineer's
Report, the Geothermal Consultant's Report or in the Offering Memorandum
relating to matters referred to in the Independent Engineer's Report or the
Geothermal Consultant's Report, or (ii) which is not reflected in the Offering
Memorandum but should be reflected therein in order to make the statements and information contained in the Offering Memorandum relating to matters referred to in the Independent Engineer's Report or the Geothermal Consultant's Report, in
light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Purchaser of an authorized officer of Independent Engineer and the Geothermal Consultant, in each case, dated the Time of Delivery.

               (g) The Purchaser shall have received a certificate of the principal financial or accounting officer of the Company and each Guarantor dated the Time of Delivery stating that at the Time of Delivery and after giving effect to the use of proceeds contemplated by the Offering Memorandum (i) the aggregate value of all Assets of the Company and each Guarantor respectively at their present fair saleable value, exceeds the probable amount of all debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Company and such Guarantor as they become absolute and matured, (ii) the Company and each Guarantor does not have an unreasonably small amount of capital with which to conduct its business operations, (iii) the
Company and each Guarantor expects to have sufficient cash flow to enable it to pay its debts as they mature and (iv) the Projections and underlying assumptions contained in such analyses were at the time made and at the Time of Delivery, fair and reasonable and accurately computed.

               (h) The Purchaser shall have received copies of all of the
Financing Documents and the Material Project Documents described in the Offering
Memorandum and all material Governmental Approvals necessary for the ownership and operation of the Project, each in form and substance satisfactory to the
Purchaser and, with respect to the Transaction Documents, except as disclosed in the Offering Memorandum or in writing to the Purchaser prior to the execution of this Agreement and not required to be disclosed in the Offering Memorandum (i)
each such Transaction Document shall have been duly authorized, executed and delivered by the parties thereto; (ii) each such Transaction Document shall be legally binding and in full force and effect; (iii) no defaults, events of default, events of Force Majeure or material breach by any party to any such agreement of its obligations thereunder shall have occurred and be continuing;
(iv) all conditions precedent to the effectiveness of each such Transaction
Document shall have been satisfied in full (other than those conditions precedent which by their express terms are not required to be satisfied until a later date, as to which the Company and each Guarantor shall certify that it has no reason to believe that such conditions will not be satisfied when required);
and (v) such Transaction Documents shall not have been amended or modified and no waivers shall have been granted thereunder other than those satisfactory to the Purchaser, and the Purchaser shall have received a certificate from a
Responsible Officer of the Company and each Guarantor confirming each of the foregoing.

                                       24

               (i) The Purchaser shall have received a certificate of the
Company and each Guarantor and a certificate of the Independent Engineer confirming that the projections set forth in the Offering Memorandum are a true, correct and complete copy of the pro forma projections for the Project (the "Pro
Forma Projections"), including, in particular, the revenues projected to be received by the Project.

               (j) The Purchaser shall have received (i) a report by the
Insurance Consultant on the adequacy of the required insurance for the Projects and that the required insurance meets the requirements of the Projects, in form and substance satisfactory to the Purchaser and (ii) evidence that the insurance policies representing the required insurance provided for in the Transaction
Documents have been obtained, are in full force and effect and that all premiums then due have been paid, in form and substance reasonably satisfactory to the
Purchaser in consultation with the Insurance Consultant.

               (k) In connection with all real estate over which the Collateral
Agent holds a Deed of Trust on the Closing Date, the Purchaser shall have received a title report and title policy, including endorsements, or title opinion, in form and substance satisfactory to the Purchaser and its counsel, and evidence that each Deed of Trust has been filed for recording.

               (l) The Purchaser shall have received certified copies of the organizational, governing and authorizing documents and certificates of incumbency and good standing with respect to the Company, each Subsidiary and their respective shareholders or members, as the case may be , and
Mammoth-Pacific, L.P.

               (m) Valid and perfected first priority (subject to Permitted
Liens of the type described in clauses (b), (c), (d), (e) and (g) of the definition thereof) security interests in the Collateral shall have been created in favor of the Collateral Agent for the benefit of the Holders, in form and substance satisfactory to the Purchaser and its counsel, including, without limitation, receipt by the Purchaser of the consents from each party to the
Material Project Documents set forth on Annex B attached hereto with respect to the assignment to the Collateral Agent of each relevant party's (including, without limitation, the Company's and each Guarantor's) rights under the
Material Project Documents and the filing or registration of all appropriate documents in accordance with applicable legal requirements, all in form and substance satisfactory to the Purchaser and its counsel.

               (n) The Notes shall have been accepted for settlement through the facilities of DTC, the Euroclear System and/or Clearstream, Luxembourg, as
applicable, for "book-entry" transfer of the Notes.

               (o) The Purchaser shall have received evidence satisfactory to it that each of the Collateral Accounts has been established and funded in accordance with the terms of the Depositary Agreement.

               (p) There shall not exist at and as of the Time of Delivery any condition that would constitute any Default or Event of Default (as defined in the Indenture or other Transaction Documents).

                                       25

               (q) The Company and each Guarantor shall have furnished the
Purchaser with such assurance and evidence as the Purchaser may reasonably require to confirm that, as of the Time of Delivery, all Indebtedness previously incurred by the Company, any Subsidiary and Mammoth-Pacific, L.P. has been repaid in full (other than the Ormesa Credit Agreement and the Subordinated
Credit Agreement) and all Liens and collateral securing such previously incurred
Indebtedness has been released, other than Permitted Liens.

               (r) On or prior to the Time of Delivery, the Company and each
Guarantor shall have furnished to the Purchaser evidence reasonably satisfactory to the Purchaser of the appointment by each such party of an agent for service of process as required by the Transaction Documents and the acceptance of each such appointment by such agent.

               (s) All Collateral which, pursuant to Applicable Law, must be delivered to the Collateral Agent in order to perfect the security interest therein as a first priority Lien (including, without limitation, any letters of credit or bonds for which the Company or any Guarantor is the beneficiary) shall have been delivered to the Collateral Agent or the Depositary, as applicable.

               (t) The Notes shall have been designated for trading on PORTAL.

               (u) At the Time of Delivery, counsel for the Purchaser shall have been furnished with all such documents, certificates and opinions as shall be reasonably set forth in a closing memorandum delivered to the Company by the
Purchaser, and such other documents as counsel for the Purchaser may reasonably request and that are customary for transactions of a similar nature, and of which the Company has been notified in writing prior to the date hereof, in order to evidence the accuracy and completeness of any of the representations, warranties, certificates or other written statements of the Company or any
Guarantor provided to the Purchaser pursuant to this Agreement, the performance of any of the covenants of the Company or any Guarantor, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company or any Guarantor at or prior to the Time of Delivery in connection with the authorization, issuance and sale of the Securities as contemplated in this
Agreement, including, without limitation, the execution of all Transaction
Documents, shall be reasonably satisfactory in form and substance to the
Purchaser and its counsel.

               (v) The Company shall have entered into such purchase or other agreements as are necessary to provide for (i) the ownership by the Company of
100% of the economic and voting interest of Steamboat Development Corp. for a purchase price not in excess of $78.5 million and (ii) the ownership by the
Company (through OrMammoth Inc.) of 50% of the economic and voting interest of
Mammoth-Pacific, L.P. for a purchase price not in excess of $33.5 million.

               (w) The Subordinated Credit Agreement between Ormat Nevada, Inc.
and the Company shall have been executed in form and substance satisfactory to the Purchaser.

               (x) Steamboat Development Corp. shall have executed this
Agreement.

               (y) The representations and warranties in the Transaction
Documents and the Material Project Documents made by the Company and the
Guarantors shall be true and correct

                                       26

in all material respects, on and as of the Time of Delivery with the same effect as though such representations and warranties had been made on and as of the
Time of Delivery.

     If any of the conditions specified in this Section 8 shall have not been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Purchaser without liability upon notice to the Company and upon such notice being given the parties hereto shall (except for the liability of the Company or any Guarantor for the payment of costs and expenses as provided in Section 7 and the obligations of the parties hereto pursuant to
Section 9) be released and discharged from their respective obligations hereunder. Notwithstanding any such termination, the provisions of Sections 7,
9, 10, 11, 12, 13 and 14 hereof shall remain in effect.

     9. Indemnification. (a) The Company and each Guarantor, jointly and severally, shall indemnify and hold harmless the Purchaser from and against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which the Purchaser may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials, or (ii) the omission or alleged omission to state in the Offering Materials a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse the Purchaser promptly after receipt of invoices from the Purchaser for any legal or other expenses as reasonably incurred by the Purchaser in connection with investigating, preparing to defend or defending against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded;
provided, however, that the Company and the Guarantors shall not be liable under this Section 9(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in the preparation of the
Offering Materials as described in paragraph (b) below; and provided further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary offering memorandum which was eliminated or remedied in the Offering Memorandum, such indemnity agreement shall not inure to the benefit of the Purchaser (or its officers, employees or controlling persons) if the Company shall sustain the burden of proving and it is finally judicially determined that (i) the person asserting any such loss, claim, damage, or liability purchased the Securities from the Purchaser in reliance upon the Preliminary Offering Memorandum but was not delivered or sent a copy of the Offering Memorandum, at or prior to written confirmation of the sale of such Securities to such person, unless such failure to deliver or send the Offering Memorandum was a result of noncompliance by the Company with
Section 6 hereof and (ii) the Purchaser, and each such officer, employee or controlling person would not have incurred such loss, claim, damage or liability or action had the Offering Memorandum been delivered.

               (b) The Purchaser shall indemnify and hold harmless the Company and each Guarantor against any loss, claim, damage or liability (or any action in respect thereof) to which the Company or any Guarantor may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is

                                       27

based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials, or (ii) the omission or alleged omission to state in the Offering Materials a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Company or any Guarantor promptly after receipt of invoices from the Company or such Guarantor for any legal or other expenses reasonably incurred by the Company or such Guarantor in connection with investigating, preparing to defend or defending against any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, it being understood and agreed that the only information furnished by any Purchaser consists of the following information in the Offering Memorandum under the caption "Plan of
Distribution": paragraphs 5, 6, 8, 10 and 14 and the sixth sentence of paragraph
9.

               (c) Promptly after receipt by any indemnified party under
subsection (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under subsection
(a) or (b) above for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that the Purchaser shall have the right to employ counsel to represent the Purchaser who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Purchaser against the
Company or any Guarantor under such subsection if (i) the employment thereof has been specifically authorized by the Company or any Guarantor in writing, (ii)
the Purchaser shall have been advised by counsel that there may be one or more legal defenses available to the Purchaser which are different from or additional to those available to the Company or such Guarantor and in the reasonable judgment of such counsel it is advisable for the Purchaser to employ separate counsel or (iii) the Company or such Guarantor has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Purchaser, in which event the Company or such Guarantor shall be liable for the fees and expenses of such separate counsel. Notwithstanding anything in the foregoing to the contrary, however, in no event shall the Company or any Guarantor be required to indemnify the Purchaser, in connection with any proceedings or related proceedings in the same jurisdiction, for more than one legal counsel
(in addition to any local counsel) employed by the Purchaser. No indemnifying party shall (i) without the prior written

                                       28

consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the
Guarantors on the one hand and the Purchaser on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchaser, in each case as set forth in Schedule A hereto. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any
Guarantor, on the one hand, or the Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the
Guarantors and the Purchaser agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Purchaser were treated as one entity for such purpose)
or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or

                                       29

alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise
(except as specifically provided in subsection (c) above).

               (e) The obligations of the Company and the Guarantors under this
Section 9 shall be in addition to any liability that the Company or any
Guarantor may otherwise have, and shall extend, upon the same terms and conditions set forth in this Section 9, to the officers and directors of the
Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act; and the obligations of the Purchaser under this Section 9 shall be in addition to any liability that the Purchaser may otherwise have, and shall extend, upon the same terms and conditions, to each member of the management committee of the Company or any Guarantor, to each officer of the
Company or any Guarantor and to each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act.

     10. Survival of Representations, Warranties, Etc. The respective indemnities, agreements, representations, warranties and other statements of the
Company, the Guarantors and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchaser or any controlling person of the Purchaser, or by the Company or any Guarantor, or
any officer or director or controlling person of the Company or any Guarantor and shall survive delivery of and payment for the Securities.

     11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and shall be delivered or sent by mail, telex or facsimile transmission as follows:

                  if to the Purchaser:

                  Lehman Brothers Inc.
                  745 Seventh Avenue
                  New York, New York 10019
                  Facsimile Number:  (212) 526-0943
                  Attention:  Syndicate Department

                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy LLP
                  1 Chase Manhattan Plaza
                  New York, New York 10005
                  Facsimile Number:  (212) 822-5308
                  Attention:  Michael C. Banks, Esq.

                                       30

                  if to the Company or any Guarantor:

                  Ormat Funding Corp.
                  980 Greg Street
                  Sparks, Nevada 89431
                  Tel.:  (775) 356-9029
                  Fax:  (775) 356-9039
                  Attention:  President

                  with a copy to:

                  Latham & Watkins LLP
                  701 "B" Street
                  Suite 2100
                  San Diego, CA  92101
                  Tel.:  (619) 238-2869
                  Fax:  (619) 696-7419
                  Attention:  Andrew Singer, Esq.

         Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     12. Benefit of Agreement. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company and each Guarantor and, to the extent provided in Sections 9 and 10 hereof, the officers, employees and directors of the Company, the Guarantors and the Purchaser and each person who controls the Company, any Guarantor or the Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of the Securities from a Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     13. Submission to Jurisdiction; Service of Process. The Company and each
Guarantor irrevocably (i) agrees that any legal suit, action or proceeding against it brought by the Purchaser or by any person who controls the Purchaser arising out of or based upon this Agreement, any of the other Transaction
Documents or the transactions contemplated hereby or thereby may be instituted in any federal or state court located in the Borough of Manhattan, The City of
New York, New York (each a "New York Court"), (ii) waives, to the fullest extent it may legally do so, any objection to, or argument that such jurisdiction is inconvenient, which it may now or hereafter have with respect to the laying of venue of any such proceeding, (iii) submits to the exclusive jurisdiction
(except for proceedings instituted in regard to the enforcement of any judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding, (iv) expressly waives any other requirements of or objections to personal jurisdiction with respect thereto and
(v) appoints HIQ Corporate Services Inc., with offices at the date of this
Agreement at 41 State Street, Suite 405, Albany, New York 12207, United States,
as its authorized agent on which any and all legal process may be served in any such suit, action or proceeding brought in a New York Court.

                                       31

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15. Time of the Essence. Time shall be of the essence of this Agreement.

     16. Execution. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                       32

         If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof and upon the acceptance hereof by you this
Agreement shall constitute a binding agreement between the Purchaser, the
Company and the Guarantors.

                                       Ormat Funding Corp.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       Brady Power Partners

                                       By ORNI 1 LLC.,
                                                Its General Partner

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       By ORNI 2 LLC,
                                                Its General Partner

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       Steamboat Geothermal LLC

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       OrMammoth Inc.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       33

                                       ORNI 1 LLC

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ORNI 2 LLC

                                       By:

                                         -------------------------------------
                                          Name:
                                          Title:

                                       ORNI 7 LLC

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       34

Confirmed and Accepted
as of the date hereof:
Lehman Brothers Inc.

By:
     --------------------------------------------
     Name:
     Title:

                                       35

                                                                         ANNEX A
                                                  TO THE NOTE PURCHASE AGREEMENT

                      Form of Registration Rights Agreement

                                                                      SCHEDULE A
                                                  TO THE NOTE PURCHASE AGREEMENT

I.       Purchase Price

                                               PURCHASER'S
                    ISSUE      UNDERWRITING     PURCHASE
                    PRICE         SPREAD         PRICE
                 ------------  ------------    -----------
Senior Secured       100%             3%            97%
Notes due 2020

                 $190,000,000   $5,700,000     $184,300,000

                                                                      SCHEDULE B
                                                  TO THE NOTE PURCHASE AGREEMENT

                              LIST OF SUBSIDIARIES

ENTITY                                           JURISDICTION OF ORGANIZATION
------                                           ----------------------------

Ormesa LLC                                       Delaware

ORNI 1 LLC                                       Delaware

RNI 2 LLC                                        Delaware

ORNI 7 LLC                                       Delaware

OrMammoth Inc.                                   Delaware

Brady Power Partners                             Nevada

Steamboat Development Corp.                      Utah

Steamboat Geothermal LLC                         Delaware

                                                                         ANNEX B
                                                  TO THE NOTE PURCHASE AGREEMENT

                                    CONSENTS
                                    --------

Consent of Ormat Nevada with respect to the Steamboat Complex operations and
Maintenance Agreement

Consent of Ormat Nevada with respect to the Brady Operations and Maintenance
Agreement

Consent of Ormat Nevada Galena Re-powering Contract between ORNI 7 and Ormat
Nevada

Consent of Western States Geothermal Company with respect to the Fluid Supply
Agreement and the Brady Operations and Maintenance Agreement

Consent of Ormat Technologies with respect to the Engineering, Procurement and
Construction Agreement Guaranty executed in favor of ORNI 7

Notice of ORNI 6 with respect to Meyburg Geothermal Lease

Notice of Sierra Pacific Power Company with respect to Sierra Pacific Geothermal
Lease

                                                                         ANNEX C
                                                  TO THE NOTE PURCHASE AGREEMENT

Part I - Governmental Approvals Awaiting Authorization to Transfer
------------------------------------------------------------------

                                                                              CURRENTLY
    TYPE OF APPROVAL                  ISSUER                 NUMBER           ISSUED TO               DATE ISSUED
    ----------------                  ------                 ------           ---------               -----------

ORMESA

  Title V Operating        Imperial County Air           V-2002          GEM Resources LLC              01/01/00
  Permit                   Pollution Control District

STEAMBOAT

  Authorization to         Nevada Division of            UNEV50018       Far West Capital, Inc. & SB    10/23/98
  Dispose                  Environmental Protection                      Geo, Inc.

  Permit for flammable/    Fire Department, City of      02467           SB Geo, Inc.                   04/01/02
  combustible liquids      Reno, NV

  Permit for hazardous     Fire Department, City of      02467           SB Geo, Inc.                   04/01/02
  production materials     Reno, NV

                                                                         ANNEX C
                                                                          PAGE 2

Part II - Governmental Approvals to be Obtained/Transferred
-------------------------------------------------------------

     -    Governmental Approvals for Basalt Canyon project, including the
          Permits to Operate that will replace Authorities to Construct #1052 and #1073 issued by the Great Basin Unified Air Pollution Control
          District;

     -    Governmental Approvals for Galena Project

     -    The following Governmental Approvals related to the Steamboat project will be transferred from SB Geo, Inc. to Steamboat Development Corp.:

     TYPE OF APPROVAL                   ISSUER              NUMBER          CURRENTLY ISSUED TO       DATE ISSUED
     ----------------                   ------              ------          -------------------       -----------

Authorization to Dispose     Nevada Division of            UNEV50018       Far West Capital, Inc. &     10/23/98
                             Environmental Protection                      SB Geo, Inc.

Nevada Hazardous Materials   Nevada State Fire Marshal     1697-3384       SB Geo, Inc.                 03/01/03
Storage Permit

Permit for flammable/        Fire Department, City of      02467           SB Geo, Inc.                 04/01/02
combustible liquids          Reno, NV

Permit for hazardous         Fire Department, City of      02467           SB Geo, Inc.                 04/01/02
production materials         Reno, NV